                                                                Exhibit 99.1

FOR IMMEDIATE RELEASE                                             July 21, 2005
---------------------

           PARKVALE FINANCIAL CORPORATION ANNOUNCES INCREASED EARNINGS
                   FOR THE FOURTH QUARTER AND FISCAL YEAR 2005

         PARKVALE FINANCIAL CORPORATION, MONROEVILLE, PA (NASDAQ: PVSA) REPORTED NET INCOME FOR THE QUARTER ENDED JUNE 30, 2005 OF $3.2 MILLION OR $0.57 PER DILUTED SHARE, UP 46.2%, COMPARED TO NET INCOME OF $2.2 MILLION OR $0.39 PER DILUTED SHARE FOR THE QUARTER ENDED JUNE 30, 2004. The $984,000 increase in net income for the June 2005 quarter reflects a $3.2 million increase in net interest income offset by increases of $1.5 million in non-interest expense and $598,000 in income taxes. The June 2004 quarterly results included gains on the sale of assets of $446,000. The increase in net income for the quarter is primarily attributable to the seven offices added with the acquisition of Advance Financial Bancorp in December 2004. Return on average equity was 11.42% for the three months ended June 30, 2005, up from 8.48% for the quarter ended in June 2004.

         PARKVALE FINANCIAL CORPORATION REPORTED NET INCOME FOR THE FISCAL YEAR ENDED JUNE 30, 2005 OF $11.7 MILLION OR $2.06 PER DILUTED SHARE, UP 16.4% COMPARED TO NET INCOME OF $10.0 MILLION OR $1.77 PER DILUTED SHARE FOR THE FISCAL YEAR ENDED JUNE 30, 2004. The $1.7 million increase in fiscal year 2005 net income reflects a $6.2 million increase in net interest income offset by increases of $3.3 million in non-interest expense and $1.1 million in income taxes. Net interest income for the twelve months ended June 30, 2005 increased to $34.8 million from $28.5 million for the twelve months ended June 30, 2004. The fiscal June 2005 results contain gains on the sale of assets and securities of $27,000 compared to fiscal 2004 gains on the sale of assets and securities of $1.1 million. Return on average equity was 10.70% for the fiscal year ended June 30, 2005, up from 9.75% for the fiscal year ended June 30, 2004.

         Parkvale Financial Corporation is the parent of Parkvale Bank, which has 46 offices in the Tri State area. The Bank had assets of $1.9 billion at June 30, 2005.

            (Condensed Consolidated Statements of Operations and selected financial data are attached.)

Contact: Robert J. McCarthy, Jr.                     Timothy G. Rubritz
         President and CEO                           Chief Financial Officer
         (412) 373-4815                              (412) 373-4817

                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Dollar amounts in thousands except per share data)
                                   (Unaudited)

                                                      THREE MONTHS ENDED                   YEAR ENDED
                                                          JUNE 30,                         JUNE 30,
                                                    2005             2004             2005             2004
                                               --------------------------------------------------------------
Net interest income                                $9,730           $6,488          $34,757          $28,524
Provision for loan losses                              86              (74)             229             (106)
Net gain on sale of assets and securities               0              446               27            1,055
Other non-interest income                           2,247            1,829            8,149            7,013
Other non-interest expenses                         7,116            5,644           25,597           22,346
                                               --------------------------------------------------------------

Income before income taxes                          4,775            3,193           17,107           14,352
Income tax expense                                  1,564              966            5,440            4,336
                                               --------------------------------------------------------------

Net income                                         $3,211           $2,227          $11,667          $10,016
                                               ==============================================================

Net income per diluted share                        $0.57            $0.39            $2.06            $1.77
Dividend per share                                  $0.20            $0.20            $0.80            $0.76


-------------------------------------------------------------------------------

                             SELECTED FINANCIAL DATA
               (Dollar amounts in thousands except per share data)

                                                                              JUNE 30,
                                                                       2005             2004
                                                                --------------------------------
Total assets                                                        $1,875,844       $1,612,453
Savings deposits                                                     1,478,335        1,281,971
Loans, net of allowance                                              1,198,070        1,015,078
Loan loss allowance                                                     15,188           13,808
Nonperforming loans and foreclosed real estate                           8,815            7,953
Ratio of nonperforming assets to total assets                            0.47%            0.49%
Allowance for loan losses as a % of gross loans                           1.25             1.34
Total shareholders' equity                                            $112,971         $104,686
Book value per share                                                    $20.09           $18.76


-------------------------------------------------------------------------------

                               OTHER SELECTED DATA

                                                          THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                               JUNE 30,                         JUNE 30,
                                                         2005             2004             2005             2004
                                                   ---------------------------------------------------------------
Average interest rate spread                             2.14%            1.58%            2.02%            1.76%
Return on average assets                                  0.68             0.55             0.67             0.62
Return on average equity                                 11.42             8.48            10.70             9.75
Other non-interest expenses to average assets             1.51             1.40             1.46             1.39

PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollar amounts in thousands except share data)

                                                                                                JUNE 30,
                                     Assets                                              2005            2004
-----------------------------------------------------------------------------------------------------------------
Cash and noninterest-earning deposits                                                 $   26,040      $   23,814
Federal funds sold                                                                        81,000          14,000
Interest-earning deposits in other banks                                                   9,474          13,547
Investment securities available for sale (cost of $24,682 in 2005
   and $20,304 in 2004) (Note B)                                                          25,022          20,372
Investment securities held to maturity (fair value of $459,645
   in 2005 and $475,759 in 2004) (Note B)                                                460,080         477,574
Loans, net of allowance of $15,188 in 2005 and $13,809 in 2004 (Note C)                1,198,070       1,015,078
Foreclosed real estate, net (Note D)                                                       1,654           2,998
Office properties and equipment, net (Note D)                                             13,053          10,049
Goodwill                                                                                  25,634           7,561
Intangible assets and deferred charges                                                     7,487           3,573
Prepaid expenses and other assets (Note L)                                                28,330          23,887

-----------------------------------------------------------------------------------------------------------------
          Total assets                                                                $1,875,844      $1,612,453

                          Liabilities and Shareholders' Equity

                                  Liabilities
-----------------------------------------------------------------------------------------------------------------

Deposits (Note E)                                                                     $1,478,335      $1,281,971
Advances from Federal Home Loan Bank (Note F)                                            217,141         171,093
Other debt  (Note F)                                                                      23,116          19,310
Trust preferred securities (Note F)                                                       32,200          25,000
Advance payments from borrowers for taxes and insurance                                    6,511           6,030
Other liabilities (Note L)                                                                 5,570           4,363

-----------------------------------------------------------------------------------------------------------------
          Total liabilities                                                            1,762,873       1,507,767

-----------------------------------------------------------------------------------------------------------------

                          Shareholders' Equity (Notes G and I)

Preferred stock ($1.00 par value; 5,000,000 shares
     authorized; 0 shares issued)                                                             --              --
Common stock ($1.00 par value; 10,000,000 shares authorized;
      6,734,894 shares issued)                                                             6,735           6,735
Additional paid-in capital                                                                 3,536           3,616
Treasury stock at cost - 1,112,948 shares in 2005 and 1,153,806 shares in 2004           (21,680)        (22,687)
Accumulated other comprehensive income                                                       216              43
Retained earnings                                                                        124,164         116,979

-----------------------------------------------------------------------------------------------------------------
          Total shareholders' equity                                                     112,971         104,686

-----------------------------------------------------------------------------------------------------------------
          Total liabilities and shareholders' equity                                  $1,875,844      $1,612,453

-----------------------------------------------------------------------------------------------------------------

Book value per share                                                                      $20.09          $18.76


PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar amounts in thousands except per share data)


                                                                              YEARS ENDED JUNE 30,
                                                                       2005             2004            2003
                                                                ----------------------------------------------
Interest Income:
   Loans                                                             $58,259          $56,339         $72,473
   Investments                                                        17,486           12,553          11,879
   Federal funds sold                                                  1,777            1,151           1,678

--------------------------------------------------------------------------------------------------------------
      Total interest income                                           77,522           70,043          86,030

--------------------------------------------------------------------------------------------------------------
Interest Expense:
   Deposits (Note E)                                                  30,837           31,348          44,127
   Borrowings                                                         10,159            8,948           8,329
   Trust preferred securities                                          1,769            1,223           1,308

--------------------------------------------------------------------------------------------------------------
      Total interest expense                                          42,765           41,519          53,764

--------------------------------------------------------------------------------------------------------------
Net interest income                                                   34,757           28,524          32,266
Provision for loan losses (Note C)                                       229             (106)            308

--------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                   34,528           28,630          31,958

--------------------------------------------------------------------------------------------------------------
Noninterest Income:
   Service charges on deposit accounts                                 5,702            4,474           4,370
   Other service charges and fees                                      1,178            1,070           1,497
   Net gain on sale of assets and securities (Note J)                     27            1,055           1,091
   Miscellaneous                                                       1,269            1,469           1,087

--------------------------------------------------------------------------------------------------------------
      Total other income                                               8,176            8,068           8,045

--------------------------------------------------------------------------------------------------------------
Noninterest Expenses:
   Compensation and employee benefits                                 13,872           12,328          12,984
   Office occupancy                                                    4,611            4,197           4,155
   Marketing                                                             378              381             496
   FDIC insurance                                                        194              200             224
   Office supplies, telephone and postage                              1,791            1,582           1,661
   Real estate owned expenses and writedowns                               0                0           1,100
   Miscellaneous                                                       4,751            3,658           3,946

--------------------------------------------------------------------------------------------------------------
      Total other expenses                                            25,597           22,346          24,566

--------------------------------------------------------------------------------------------------------------
Income before income taxes                                            17,107           14,352          15,437
Income tax expense (Note H)                                            5,440            4,336           4,908

--------------------------------------------------------------------------------------------------------------
Net income                                                           $11,667          $10,016         $10,529

--------------------------------------------------------------------------------------------------------------

Net income per share:
      Basic                                                            $2.08            $1.80           $1.89
      Diluted                                                          $2.06            $1.77           $1.86
